                                                                   EXHIBIT 10.23

________________________________________________________________________________

________________________________________________________________________________


                   SECURITY AGREEMENT - SUBSIDIARY GUARANTORS

                           DATED AS OF MARCH 12, 1998

                                    BETWEEN

                               KF-DELAWARE, INC.,
                            KF-INTERNATIONAL, INC.,

                                      AND

                            BANK OF AMERICA NATIONAL
                       TRUST & SAVINGS ASSOCIATION, AGENT


________________________________________________________________________________

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   Definitions and Interpretation of Agreement..........................     2
     -------------------------------------------

2.   Grant of Security Interest...........................................     4
     --------------------------

3.   Representations and Warranties.......................................     5
     ------------------------------

4.   Use of Equipment.....................................................     5
     ----------------

5.   Processing, Sale and Collections.....................................     5
     --------------------------------

6.   Certificates, Schedules and Reports..................................     7
     -----------------------------------

7.   Covenants............................................................     7
     ---------

8.   Remedies.............................................................     9
     --------
     (a)   Remedies; Obtaining the Collateral Upon an Event of Default....     9
           -----------------------------------------------------------
     (b)   Disposition of the Collateral..................................    10
           -----------------------------

9.   Application of Proceeds..............................................    11
     -----------------------

10.  Remedies Cumulative..................................................    12
     -------------------

11.  Discontinuance of Proceedings........................................    12
     -----------------------------

12.  Custody and Preservation of Collateral...............................    12
     --------------------------------------

13.  Authorization for the Agent to Take Certain Action...................    12
     --------------------------------------------------

14.  Notices..............................................................    13
     -------

15.  Waiver and Amendments................................................    13
     ---------------------

16.  Termination..........................................................    13
     -----------

17.  CHOICE OF LAW........................................................    14
     -------------

18.  Severability.........................................................    14
     ------------

19.  Successors and Assigns...............................................    14
     ----------------------

20.  Agent................................................................. 14
     -----

21.  Marshalling........................................................... 14
     -----------

22.  WAIVER OF JURY TRIAL.................................................. 14
     --------------------

                                   SCHEDULES

SCHEDULE A   -   Schedule of Equipment Locations

SCHEDULE B   -   Schedule of Chief Executive Office Location, Records Locations
                 and Inventory Locations

SCHEDULE C   -   Schedule of Trade Names, Styles and Doing Business Forms

                   SECURITY AGREEMENT- SUBSIDIARY GUARANTORS


     THIS SECURITY AGREEMENT- SUBSIDIARY GUARANTORS, dated as of March 12, 1998 (as the same may be restated, amended or modified from time to time, this "Agreement"), by and among KF-Delaware, Inc., a Delaware corporation ("KFD"),
                                                                       ---
KF-INTERNATIONAL, INC., a United States Virgin Islands corporation ("KFI"; and
                                                                     ---
together with KFD, each an "Assignor" and collectively the "Assignors"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent (the "Agent") for the Secured Creditors (as defined below). Unless otherwise defined in Section 1, terms defined in the Credit Agreement (as defined below) are used herein as therein defined.

                               R E C I T A L S:
                               ---------------

     A. Pursuant to the Credit Agreement, dated as of even date herewith, among IMPAC Group, Inc. (the "Company"), AGI Incorporated ("AGI"), Klearfold,
                              -------                       ---
Inc. ("Klearfold", and together with AGI, each a "L/C Borrower" and
       ---------                                  ------------
collectively, the "L/C Borrowers"), the financial institutions from time to time
                   -------------
party thereto (the "Lenders") and the Agent (as from time to time restated, amended or modified, the "Credit Agreement"), the Lenders have agreed to extend certain credit and issue letters of credit to the Company and the L/C Borrowers;

     B. Pursuant to the Guaranty, dated as of even date herewith (as from time to time amended or modified, the "Guaranty"), each Assignor has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Company and the L/C Borrowers under or with respect to the Secured Debt Agreements (as defined below) to which the Company and the L/C Borrowers is a party;

     C. An Assignor may from time to time be party to one or more Swap Contracts relating to the Loans (each such Swap Contract with a Swap Creditor (as defined below), a "Secured Swap Contract") with Bank of America National Trust & Savings Association ("BofA"), in its individual capacity, any Lender or syndicate of financial institutions organized by BofA, or an affiliate of BofA or any Lender (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Secured Swap Contract (collectively, the "Swap Creditors");

     D.   An Assignor may from time to time incur Indebtedness pursuant to
Section 8.05(i) of the Credit Agreement as an account party to one or more letters of credit (a "Section 8.05 L/C Obligation") (each such Section 8.05 Obligation with a L/C Creditor (as defined below), a "Secured Letter of Credit") issued by BofA or a Lender, in each case in its individual capacity (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Secured Letter of Credit (collectively, the "L/C Creditors"); and

     E. As a condition to entering into a Secured Debt Agreement and extending credit under such Secured Debt Agreement, the Secured Creditors have required that the Assignors grant to the

Agent, for the ratable benefit of itself and the Secured Creditors, a security interest in the Collateral (as defined below) on the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions and Interpretation of Agreement.   The following shall
          -------------------------------------------
have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Account Debtor" shall mean the party who is obligated on or under any
           --------------
Account Receivable or Contract Right.

          "Account Receivable" shall mean any right of an Assignor to payment
           ------------------
for goods sold or leased or for services rendered.

          "Agent" shall have the meaning ascribed to it in the Preamble.
           -----

          "Assignee Deposit Account" has the meaning ascribed to it in Section
           ------------------------                                    -------
5.
-

          "Assignor" has the meaning ascribed to it in the Preamble.
           --------

          "BofA" has the meaning ascribed to it in the Recitals.
           ----

          "Collateral" has the meaning ascribed to it in Section 2.
           ----------                                    ----------

          "Contract Right" shall mean any right of an Assignor to payment under
           --------------
a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

          "Credit Agreement" has the meaning ascribed to it in the Recitals.
           ----------------

          "Event of Default" means any Event of Default under, and as defined
           ----------------
in, the Credit Agreement, or any payment default, after any applicable grace period, under any other Secured Debt Agreement.

          "Equipment" shall mean all equipment owned by an Assignor of every
           ---------
description; all accessories, parts, accessions and other property owned by such Assignor at any time installed thereon or affixed thereto or used in connection therewith; and all substitutions for or replacements of any of the foregoing.

          "General Intangibles" means all intangible personal property of an
           -------------------
Assignor including, without limitation, all general intangibles, contract rights, rights to receive payments of money, choses in action, judgments, tax refunds and tax refund claims, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, trade names, trade secrets, drawings or plans with respect to trade secrets, copyrights, licenses, franchises, leasehold interests in real or personal property, rights to receive rentals of real or personal property and guarantee claims.

          "Inventory" shall mean all goods held by an Assignor for sale or
           ---------
lease, or leased by such Assignor as lessor, or furnished or to be furnished by such Assignor under any contract of service, or held by such Assignor as raw materials, work in process or materials used or consumed in a business; and all goods, the sale or lease of which has given rise to an Account Receivable, Contract Right, instrument or chattel paper, which are returned to such Assignor, repossessed by such Assignor, stopped in transit by such Assignor or which otherwise come into the possession of such Assignor.

          "L/C Creditor" has the meaning ascribed to it in the Recitals.
           ------------

          "Lenders" has the meaning ascribed to it in the Recitals.
           -------

          "Non-Goods Collateral" shall mean all Collateral other than Inventory,
           --------------------
Equipment and other goods.

          "Obligor" shall mean the Company and each other party primarily or
           -------
secondarily liable on any of the Secured Obligations.

          "Permissible Collateral Locations" shall mean any location listed on
           --------------------------------
Schedule B hereto with respect to an Assignor as to which (in the case of
----------
locations not owned by such Assignor) the Agent has received an executed landlord waiver in form satisfactory to the Agent (with respect to leased premises) and any other location to which the Agent, after all actions necessary in the Agent's absolute discretion are taken to protect the Agent's security interest in all Collateral to be kept at such location, has consented in writing.

          "Secured Creditors" means, collectively, the Agent, each Lender, each
           -----------------
L/C Creditor and each Swap Creditor.

          "Secured Debt Agreements" means, collectively, the Credit Agreement
           -----------------------
and the other Loan Documents, each Secured Letter of Credit and each Secured Swap Contract.

          "Secured Letter of Credit" has the meaning ascribed to it in the
           ------------------------
Recitals.

          "Secured Obligations" means, collectively, (i) all "Obligations" as
           -------------------
defined in the Guaranty, (ii) the payment when due of all obligations of an Assignor to Swap Creditors pursuant to any Secured Swap Contract and the due performance and compliance with all the terms of the Secured Swap Contracts by an Assignor and (iii) the payment when due of all obligations of an Assignor to L/C Creditors pursuant to any Secured Letter of Credit and the due performance and compliance with all the terms of the Secured Letter of Credit by an Assignor.

          "Secured Swap Contract" has the meaning ascribed to it in the
           ---------------------
Recitals.

          "Swap Creditor" has the meaning ascribed to it in the Recitals.
           -------------

     A Section or a Schedule is, unless otherwise stated, a reference to a
       -------      --------
section hereof or a schedule hereto, as the case may be. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement. The words "hereof," "herein," "hereto" and "hereunder" and words of similar purport when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise defined therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other documents made or delivered pursuant hereto.

     2.   Grant of Security Interest.  As security for the payment of all
          --------------------------
Secured Obligations, each Assignor hereby assigns to the Agent for the benefit of the Secured Creditors, and grants to the Agent for the benefit of the Secured Creditors, a continuing security interest in, all personal property, wherever located, in which such Assignor now has or hereafter acquires any right or interest and all proceeds thereof, including without limitation the following (collectively, the "Collateral"):

          (a) all Inventory, Accounts Receivable, Contract Rights and documents of title of such Assignor;

          (b) all chattel paper and instruments evidencing any obligation to such Assignor for payment for goods sold or leased or for services rendered;

          (c) all interest of such Assignor in any goods, the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property securing the payment of or performance under, any Accounts Receivable, Contract Rights or any such chattel paper or instruments;

          (d)  all Equipment of such Assignor.

          (e)  all General Intangibles of such Assignor;

          (f)  to the extent related to the property described in clauses (a)
                                                                  -----------
     through (e) above, all books, correspondence, credit files, records,
             ---
     invoices and other papers and documents, including, without limitation, to the extent so related, all tapes, cards, computer runs, computer programs (to the extent such Assignor may grant a security interest in the same without a breach of the terms thereof) and other papers and documents in the possession or control of such Assignor or any computer bureau from time to time acting for such Assignor; and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance; and

          (g)  all proceeds and products of any of the foregoing.

      3.  Representations and Warranties.  Each Assignor represents and warrants
          ------------------------------
to the Agent and the Secured Creditors that:

          (a) none of the Collateral is of a type where a security interest or lien may be filed under, or notice thereof given under, any federal statute relating exclusively to Collateral of that type rather than property generally; provided, however, some of the collateral may be intellectual
                --------  -------
     property falling under the purview of the United States Patent and Trademark Office;

          (b) all Equipment, except any thereof which such Assignor shall have identified on Schedule A as equipment normally used in more than one State,
                   ----------
     is located at one of the addresses shown on Schedule A unless another location is shown with respect to any Equipment in the description thereof on Schedule A, in which case such Equipment is located at such other
        ----------
     location, and all Inventory is located at the addresses shown on Schedule
                                                                      --------
     B;
     -
          (c) since January 1, 1993, such Assignor has not conducted business under any name except the name or trade name in which it has executed this Agreement;

          (d) except with respect to vehicles, none of the Equipment owned by such Assignor is covered by any certificate of title; and

          (e) such Assignor has no trade names, styles or doing business forms except for the divisional names listed on Schedule C and, when using such
                                               ----------
     names, such Assignor identifies the applicable division as a division of such Assignor;

      4.  Use of Equipment.  Until an Event of Default has occurred and is
          ----------------
continuing, each Assignor may have possession of all Equipment and use the same in any lawful manner not inconsistent with this Agreement or with any policy of insurance on any of the Equipment.

      5.  Processing, Sale and Collections.  Until such time as an Event of
          --------------------------------
Default has occurred and is continuing and the Agent shall notify an Assignor of the revocation of such power and authority, each Assignor:

          (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Assignor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Assignor for such purpose;

          (b) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Non-Goods Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Assignor may deem advisable;

          (c) may grant, in the ordinary course of business, to any party obligated on or with respect to any of the Non-Goods Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Non-Goods Collateral; and

          (d) such Assignor may sell used and obsolete furniture, equipment and fixtures in the ordinary course of business to the extent not prohibited by the Credit Agreement. So long as no Event of Default has occurred and is continuing, the Agent shall, upon the request of such Assignor accompanied by a certificate to the effect such sale is in compliance with this section, without the requirement of obtaining the consent of any Secured Creditor, release the Lien of this Agreement upon any property sold pursuant to this section.

     The Agent, however, may at any time (but shall not be obligated to), during the continuation of an Event of Default and after giving written notice of such action to the relevant Assignor, notify any party obligated on or with respect to any of the Non-Goods Collateral to make payment directly to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Goods Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent during the continuation of an Event of Default the relevant Assignor will, at its own expense, notify any parties obligated on or with respect to any of the Non-Goods Collateral to make payment to the Agent of any amounts due or to become due thereunder.

     Each Assignor will, upon written demand of the Agent made after and during the continuance of an Event of Default, forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Assignor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be received by an Assignor following such demand of the Agent will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent, for the benefit of itself and the Secured Creditors, until delivery is made to the Agent. All items or amounts which are delivered by an Assignor to the Agent on account of partial or full payment by an Account Debtor or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a special deposit account over which such Assignor shall have no control (herein called an "Assignee Deposit Account") of such Assignor with the Agent, as security for payment of the Secured Obligations. The Agent shall invest any and all available funds deposited in such special deposit account, within 10 business days after the date the relevant funds become available, in securities issued as fully guaranteed or insured by the United States Government or any agency thereof backed by the full faith and credit of the United States having maturities of no greater than 3 months from the date of acquisition thereof (collectively, "Government Obligations"). Each Assignor hereby acknowledges and agrees that the Agent shall not have any liability with respect to, and each Assignor hereby jointly and severally indemnifies the Agent against, any loss resulting from the acquisition of the Government Obligation and the Agent shall not have any obligation to monitor the trading activity of any such Governmental Obligations on and after the acquisition thereof for the purpose of obtaining the highest possible return with respect thereto, the Agent's responsibility being limited to acquiring such Governmental Obligations. The Agent may, from time to time, in its absolute discretion, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Secured Obligations, whether or not then due.

     The Agent is authorized to endorse, in the name of the relevant Assignor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

     6.   Certificates, Schedules and Reports.  Each Assignor will furnish to
          -----------------------------------
the Agent from time to time, as the Agent may reasonably request, such additional schedules and such certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder and the items or amounts received by such Assignor in full or partial payment or otherwise as proceeds of any of the Collateral, all to such extent as the Agent may reasonably request. Each of the foregoing schedules, certificates, reports and notices shall be executed by a duly authorized officer of the relevant Assignor and shall be in such form and detail as the Agent may reasonably specify.

     7.   Covenants.  From the date of this Agreement, and thereafter until this
          ---------
Agreement is terminated, each Assignor:

          (a)  will keep all Inventory at the addresses shown on Schedule B, or
                                                                 ----------
     at such other address as to which each Assignor has given the Agent one (1) month prior written notice and the Agent has taken such steps as it deems necessary to ensure that its security interest in collateral at such new location shall remain perfected;

          (b) will keep its records concerning its Accounts Receivables at its address shown on Schedule B, unless the Agent shall otherwise be notified
                      ----------
     one (1) month in advance of a new address in writing, which records will be of such character as will enable the Agent or its designees to determine at any time the status thereof, and such Assignor will not, unless the Agent shall otherwise consent in writing, duplicate any such records at any other address;

          (c) will keep all Equipment, except any thereof which such Assignor shall have identified on Schedule A as equipment normally used in more than
                              ----------
     one State (referred to in this clause (c) as "mobile goods"), at the
                                    ----------
     addresses on Schedule A, unless the Agent shall otherwise consent in
                  ----------
     writing; will immediately give written notice to the Agent within thirty
     (30) days before any use of any mobile goods in any jurisdiction other than a State in which such Assignor shall have previously advised the Agent such mobile goods will be used; and will not use any mobile goods outside the territorial limits of the United States, unless the Agent shall otherwise consent in writing;

          (d) will not, without giving the Agent one (1) month prior written notice, change the location of its chief executive office or its chief place of business from the address shown on Schedule B;
                                                 ----------

          (e) will furnish the Agent not less than 30 days written notice prior to changing its name or adopting or changing any trade name, style or doing business form;

          (f) will furnish the Agent such information concerning such Assignor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request;

          (g) upon the occurrence and continuance of an Event of Default, will, upon request of the Agent, stamp on its records concerning the Collateral a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder;

          (h) will reimburse the Agent upon demand for all reasonable costs and expenses, including reasonable fees of attorneys (who may be employees of the Agent) and reasonable legal expenses, incurred by the Agent in seeking to collect or enforce any rights under the Collateral and, in case of an Event of Default, in seeking to collect any Secured Obligations and to enforce rights hereunder, including reasonable expenses of any repairs to any realty or other property to which any of the Equipment may be affixed or be a part;

          (i) will pay, when due, all taxes, assessments, governmental charges and other similar charges levied against any of the Collateral, except and so long as such Assignor is contesting such taxes, assessments or charges in good faith and by appropriate proceedings and such Assignor has set aside on its books such reserves or other appropriate provisions therefor as may be required by generally accepted accounting principles;

          (j) will do nothing to impair in any material respect the rights of the Agent or the Secured Creditors in the Collateral. Each Assignor will at all times keep the Collateral insured in compliance with the requirements of the Credit Agreement. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of such Assignor to pay its obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged or for any reason whatsoever unavailable to the Company;

          (k) will notify the Agent of any Collateral which, to its knowledge, constitutes a claim against the United States government or any instrumentality or agency thereof (except for claims against any state government, unless requested by the Agent), the assignment of which claim is restricted by federal law. Promptly upon the reasonable request of the Agent, the relevant Assignor will take such steps as may be necessary to comply with any applicable federal assignment of claims laws; and

          (l) at any time after and during the continuance of an Event of Default, upon reasonable request, will give the Agent information as to ownership of any vehicle or other Equipment covered by a certificate of title. Promptly upon reasonable request of the Agent at any time after and during the continuance of an Event of Default, each Assignor will deliver any such certificate of title to the Agent and/or will cause the lien of the Agent, on behalf of itself and the Secured Creditors, to be noted thereupon.

     The Agent may from time to time, at its option, perform any agreement of an Assignor hereunder which such Assignors shall fail to perform and take any other action which the Agent deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and each Assignor agrees to forthwith reimburse the Agent for all reasonable expenses of the Agent in connection with the foregoing, together with interest thereon from the date incurred until reimbursed by an Assignor at a rate per annum equal to the Base Rate plus the Applicable Margin in effect from time to time. Each Assignor's obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

     8.   Remedies.
          --------

          (a)  Remedies; Obtaining the Collateral Upon an Event of Default. Each
               -----------------------------------------------------------
Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Agent may:

               (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law (unless the same shall be required by applicable law), and for that purpose may enter in an orderly and lawful manner upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

               (ii) instruct the obligor or obligors on any contract, agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Agent, on behalf of itself and the Secured Creditors;

               (iii) sell or otherwise liquidate, or direct such Assignor to sell or otherwise liquidate, any or all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

               (iv) with respect to Secured Obligations not already covered under the Credit Agreement which are contingent and cannot be accelerated by their nature, require such Assignor to deposit cash or other acceptable collateral in an amount sufficient to cover principal, interest and fees which will have accrued by the maturity date on said Secured Obligations to be held as security for said Secured Obligations in the special non-interest bearing collateral account referred to in Section 7.2 hereof; and
                                                        -----------

               (v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Agent, on behalf of itself and the Secured Creditors, at any reasonable place or places designated by the Agent, in which event such Assignor shall at its own expense:

                    (A) forthwith cause the same to be moved to the place or places so designated by the Agent and there delivered to the Agent, on behalf of itself and the Secured Creditors;

                    (B) store and keep any Collateral so delivered to the Agent, on behalf of itself and the Secured Creditors, at such place or places pending further action by the Agent; and

                    (C) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

     it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent, on behalf of itself and the Secured Creditors, shall be entitled to a decree requiring specific performance by the Assignors of said obligation.

          (b)  Disposition of the Collateral.
               -----------------------------

               (i) Any Collateral repossessed by the Agent, on behalf of itself and the Secured Creditors, under or pursuant to Section 8(a) hereof and any
                                                     ------------
     other Collateral whether or not so repossessed by the Agent, on behalf of itself and the Secured Creditors, upon the occurrence and continuance of an Event of Default may be sold, leased or otherwise disposed of under one or more contracts or as an entirety and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms and for such prices as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Upon the occurrence and during the continuance of any Event of Default, the Agent, on behalf of itself and the Secured Creditors, shall have the power to foreclose an Assignor's right of redemption in the Collateral by sale, lease or other disposition of the Collateral in accordance with the Uniform Commercial Code as enacted in each state where the Collateral is located. Any of the Collateral may be sold, leased or otherwise disposed of in the condition in which the same existed when taken by the Agent, on behalf of itself and the Secured Creditors, or after any overhaul or repair which the Agent shall determine to be commercially reasonable and the Agent shall be entitled to reimbursement for the payment of any costs or expenses of such overhaul or repair. Any such disposition which shall be a private sale or other private proceeding permitted by the requirements of applicable law shall be made after written notice to an Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor. Any such disposition which shall be a public sale permitted by such requirements of applicable law shall be made after 10 days' prior written notice to an Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction. To the extent permitted by any such requirement of law, the Agent, on behalf of itself and the Secured Creditors, or any Secured Creditor may itself bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 8(b) without accountability to an Assignor. In the payment of the purchase price of the Collateral the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Secured Obligations held by such purchaser and any such purchaser may deliver notes, claims for interest, or claims for other payment with respect to such Secured Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment. If, under mandatory requirements of applicable law, the Agent, on behalf of itself and the Secured Creditors, shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to an Assignor as hereinabove specified, the Agent need give an Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

               (ii) No notification need be given to an Assignor if it has signed, after a Default or an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in the Secured Debt Agreements, the Agent, on behalf of itself and the Secured Creditors, shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Collateral is located.

     9.   Application of Proceeds.  The proceeds of the Collateral shall be
          -----------------------
applied by the Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all reasonable costs and expenses of the Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Agent pursuant to this Agreement, including all reasonable costs and expenses of any sale pursuant to this Agreement, and of any judicial or private proceedings in which such sale may be made, and of all other reasonable expenses, Secured Obligations and advances made or incurred by the Agent;

          (b)  SECOND, to payment, pro rata, of that portion of the Secured
                                   --- ----
     Obligations constituting accrued and unpaid interest and fees, together with (to the extent permitted by law) interest owing thereon at the applicable default rate from the date due, owing or unpaid until paid in full;

          (c)  THIRD, to payment, pro rata, of the principal of the Secured
                                  --- ----
     Obligations, then due, owing or unpaid in respect of any Secured
     Obligations;

          (d)  FOURTH, to payment, pro rata, of any other Secured Obligations
                                   --- ----
     due, owing or unpaid until paid in full including, without limitation, any Secured Obligations incurred pursuant to this Agreement; and

          (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be remitted as required by law.

     10.  Remedies Cumulative.  Each and every right, power and remedy hereby
          -------------------
specifically given to the Agent, for the benefit of itself and the Secured Creditors, shall be in addition to every other right, power and remedy specifically given to the Agent or the Secured Creditors under this Agreement or any Secured Debt Agreement now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any of the others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Agent or any Secured Creditor shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent or such Secured Creditor may recover reasonable expenses, including attorneys' fees, which attorneys may be employees of the Agent, and the amounts thereof shall be included in such judgment.

     11.  Discontinuance of Proceedings.  In case the Agent or any Secured
          -----------------------------
Creditor shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent or such Secured Creditor, then and in every such case the relevant Assignor and the Agent or such Secured Creditor shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Agent or such Secured Creditor shall continue as if no such proceeding had been instituted.

     12.  Custody and Preservation of Collateral.  The Agent shall be deemed to
          --------------------------------------
have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by an Assignor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     13.  Authorization for the Agent to Take Certain Action.  Each Assignor
          --------------------------------------------------
irrevocably authorizes the Agent, at any time and from time to time, in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact to act on behalf of such Assignor, (a) to execute on behalf of such Assignor as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral, on behalf of itself and the Secured Creditors, (b) to endorse and collect any cash proceeds of the Collateral, (c) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the

Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's and the Secured Creditors' security interest in the Collateral, (d) to enforce payment of the Receivables in the name of the Agent, any Secured Creditor or such Assignor, and (e) to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided in Section 9 hereof. This appointment as attorney-in-
                           ---------
fact is coupled with an interest and shall be irrevocable for so long as any Secured Obligations are outstanding.

     14.  Notices.  (a)  Any notice required or permitted to be given under this
          -------
Agreement shall be given (i) in the case of an Assignor, in accordance with the Guaranty, (ii) in the case of the Agent and each Lender, in accordance with the Credit Agreement, (iii) in the case of a L/C Creditor, in accordance with the relevant Secured Letter of Credit and (iv) in the case of a Swap Creditor, in accordance with the relevant Secured Swap Contract.

          (b) Each Assignor or any Secured Creditor may change the address for service of notice upon it by a notice in writing to the other.

     15.  Waiver and Amendments.  No failure or delay on the part of the Agent
          ---------------------
or any Secured Creditor in the exercise of any power, right or remedy, and no course of dealing between the Company and the Agent or any Secured Creditor, shall operate as a waiver of such power, right or remedy, nor shall any single or partial exercise of any power, right or remedy preclude other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Agent or any Secured Creditor at law or in equity. No notice to or demand on an Assignor not required hereunder shall in any event entitle such Assignor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Secured Creditor to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Agent and the Secured Creditors affected thereby. Any waiver of any provision of this Agreement, and any consent to any departure by an Assignor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

     16.  Termination.  This Agreement shall continue in effect (notwithstanding
          -----------
the fact that from time to time there may be no Secured Obligations or commitments therefor outstanding) until the payment in full of the Secured Obligations and the termination of the Secured Debt Agreements in accordance with its terms thereunder, at which time the security interests granted hereby shall terminate and any and all rights to the Collateral shall revert to the relevant Assignor. Upon such termination, the Agent shall promptly return to an Assignor, at such Assignor's expense, such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will promptly execute and deliver to the relevant Assignor such other documents as such Assignor shall reasonably request to evidence such termination.

     17.  CHOICE OF LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
          -------------
WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF

LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     18.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     19.  Successors and Assigns.  The rights and privileges of the Assignors,
          ----------------------
the Agent and the Secured Creditors hereunder shall inure to the benefit of their successors and permitted assigns.

     20.  Agent.  BofA has been appointed as Agent for the Secured
          -----
Creditors hereunder, and the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in Article X of the Credit Agreement. Any successor Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

     21.  Marshalling.  Neither the Agent nor any Secured Creditor shall be
          -----------
under any obligation to marshall any assets in favor of the Company or any other party or against or in payment of any or all of the Secured Obligations.

     22.  WAIVER OF JURY TRIAL.  ALL PARTIES HERETO HEREBY WAIVE TRIAL BY JURY
          --------------------
IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                    KF-DELAWARE, INC., as an Assignor


                                    By /s/ Adam J. Murphy
                                       -----------------------------------------
                                       Name: Adam J. Murphy
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                    KF-INTERNATIONAL, INC., as an Assignor


                                     By /s/ H. Scott Herrin
                                        ----------------------------------------
                                        Name: H. Scott Herrin
                                             -----------------------------------
                                        Title: Treasurer
                                              ----------------------------------

                                     BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                     ASSOCIATION,
                                     as Agent


                                     By /s/ David A. Johanson
                                        ----------------------------------------
                                        Name: David A. Johanson
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------
                                     S-1
                 [TO SECURITY AGREEMENT-SUBSIDIARY GUARANTORS]

                                  SCHEDULE A
                                  ----------

                              EQUIPMENT LOCATIONS
                              -------------------


A.   KF-Delaware, Inc.
     -----------------
     364 Valley Road
     Warrington, Bucks County, Pennsylvania

B.   KF-International, Inc.
     ----------------------
     364 Valley Road
     Warrington, Bucks County, Pennsylvania

     SCHEDULE B - Security Agreement - Subsidiary Guarantors
     ----------


A.   KF-Delaware, Inc.
     -----------------

     1.   Chief Executive Office Location
          -------------------------------

          364 Valley Road
          Warrington, Bucks County, Pennsylvania

     2.   Records Locations
          -----------------

          364 Valley Road
          Warrington, Bucks County, Pennsylvania


          KF Delaware
          103 Faulk Road
          P.O. Box 1958
          Wilmington, Wilmington County, Delaware

     3.   Inventory Locations
          -------------------

          364 Valley Road
          Warrington, Bucks County, Pennsylvania

B.   KF-International, Inc.
     ----------------------

     1.   Chief Executive Office Location
          -------------------------------

          364 Valley Road
          Warrington, Bucks County, Pennsylvania


     2.   Records Locations
          -----------------

          364 Valley Road
          Warrington, Bucks County, Pennsylvania

          100 Gibraltar Road
          Horsham, Montgomery County, Pennsylvania

     3.   Inventory Locations
          -------------------

          364 Valley Road
          Warrington, Bucks County, Pennsylvania

                                  SCHEDULE C
                                  ----------


                           [List trade names, styles
                           and doing business forms]


A.   KF-Delaware, Inc.
     -----------------
          None

B.   KF-International, Inc.
     ----------------------
          None